UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): October 21, 2008 (October 15, 2008)
COUNTRYWIDE FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8422	26-2209742
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	Number)
4500 Park Granada
Calabasas, CA 91302
(Address of principal executive offices)
(818) 225-3000
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
     On October 15, 2008, the Audit Committee of the board of directors of Bank of America Corporation (“Bank of America”), the parent corporation of Countrywide Financial Corporation (the “Company”), approved the engagement of PricewaterhouseCoopers LLP, as the Company’s principal independent accountant to audit the Company’s consolidated financial statements. PricewaterhouseCoopers LLP currently serves as Bank of America’s principal independent accountant. This action effectively dismissed KPMG LLP on this date as the Company’s principal independent accountants.
     The audit reports of KPMG LLP on the Company’s consolidated financial statements, as of and for the fiscal years ended December 31, 2007 and December 31, 2006, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:
     KPMG LLP’s report on the consolidated financial statements of Countrywide Financial Corporation and subsidiaries as of and for the years ended December 31, 2007 and 2006 contained a separate paragraph stating that, “As discussed in note 2 to the consolidated financial statements, effective January 1, 2007, the Company adopted the provisions of FASB Interpretation 48, Accounting for Uncertainty in Income Taxes. As discussed in note 2 to the consolidated financial statements, effective January 1, 2006, the Company adopted the provisions of Statement of Financial Accounting Standards (SFAS) No. 123R, Share-Based Payment (as amended) and the provisions of SFAS No. 156, Accounting for Servicing of Financial Assets, an amendment of SFAS No. 140. As discussed in note 20 to the consolidated financial statements, effective December 31, 2006, the Company adopted the provisions of SFAS No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans.”
     The audit report of KMPG LLP on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2006 and the audit report of KPMG LLP on the effectiveness of internal control over financial reporting as of December 31, 2007, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
     During the fiscal years ended December 31, 2007 and December 31, 2006, and the subsequent interim period through October 15, 2008: (1) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference in connection with their opinion to the subject matter of the disagreement; and (2) there have been no “reportable events” (as defined in Regulation S-K Item 304(a)(1)(v)).
     During the fiscal years ended December 31, 2006 and December 31, 2007, and the subsequent interim period through the date of the engagement of PricewaterhouseCoopers LLP, the Company did not consult with PricewaterhouseCoopers LLP regarding the application of accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matter or reportable event set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.
     The Company provided KPMG LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission. KPMG LLP has provided the Company with a letter to the SEC which is filed as Exhibit 16.1 hereto.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

16.1	Letter dated October 21, 2008 of KPMG LLP to the SEC

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTRYWIDE FINANCIAL CORPORATION

Dated: October 21, 2008

	By:	/s/ Anne D. McCallion

Anne D. McCallion
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

16.1	Letter dated October 21, 2008 of KPMG LLP to the SEC